UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 4, 2012

RANGEFORD RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54306	77-116182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’CONNOR BOULEVARD, SUITE 1820, IRVING, TX 75039
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(970) 218-7080

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

Dismissal of Registrant’s Certifying Accountant

On December 4, 2012, the Company’s Board of Directors terminated the client auditor-relationship between the Company and Sam Kan & Company (“Sam Kan”).  No audit committee exists, other than the members of the Board of Directors.  In  connection  with audit of fiscal years ended March 31, 2012 and 2011 and the cumulative period of April 1, 2012 through September 30, 2012 and through the date of termination of the accountants, no disagreements exist with the former independent registered public accountant on any matter of accounting principles or practices, financial statement disclosure, internal control assessment, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant would have caused them to make reference to the subject matter of the disagreements in their report.

The audit reports from Sam Kan for the fiscal years ended March 31, 2011 and 2012, contained  an opinion which included a paragraph discussing uncertainties related to continuation of the Company as a going concern and did not include an adverse opinion or a disclaimer of opinion or were not qualified or modified as to uncertainty, audit scope or accounting principles.

Appointment of Registrant’s Certifying Accountant

On December 4, 2012, the Company’s Board of Directors engaged LBB & Associates Ltd, LLP (“LBB”), whose address is 2500 Wilcrest, Suite 150, Houston, TX 77042, to serve as the Company’s new independent registered public accountant.  The engagement was made effective December 1, 2012.

Prior to engaging LBB, the Company had not consulted LBB regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with LBB regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)  EXHIBITS

The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description

16.1	Letter regarding Change of Accountants, dated December 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGEFORD RESOURCES, INC.

Date:	December 12, 2012	By: /s/ Steven R. Henson
Steven R. Henson, President

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